SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 29, 2012


                           DOMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-136247                 20-4647578
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

        1809 E. Broadway, #125
              Oviedo, FL                                            32765
(Address of Principal Executive Offices)                          (Zip Code)

                                 1-877-732-5035
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(1) On February 29, 2012, the Company entered into a Memorandum of Agreement with Xiamen Taiyang Neng Gongsi and Michael Franklin. For and in consideration of the payment of an initial license fee of $10,000, and for the future payment of royalties, Xiamen granted an exclusive worldwide license and joint patent rights to Domark International, Inc. for a solar charging case for IPAD, including IPAD 3. There is no prior business relationship with Xiamen, or any of its officers or directors.

(2) On February 29, 2012, the Company formed a new wholly owned subsidiary, SolarWerks, Inc. in the state of Nevada, for the purposes of entering the business of marketing specialized solar consumer electronics.

The agreement is filed as an exhibit to this Form 8-K and should be referred to in its entirety for complete information concerning this agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number                             Description
------                             -----------

10.1 Memorandum of Agreement between DoMark International, Inc. and Xiamen Taiyang Neng Gongsi dated February 29, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012                  DoMark International, Inc.


                                         By: /s/ R. Thomas Kidd
                                             -----------------------------------
                                             R. Thomas Kidd,
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

10.1 Memorandum of Agreement between DoMark International, Inc. and Xiamen Solar Electronics dated February 29, 2012.